UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2025

Cellectar Biosciences, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-36598	04-3321804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Campus Drive, Florham Park, NJ, 07932

(Address of Principal Executive Offices) (Zip Code)

(608) 441-8120

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	CLRB	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 7, 2025, Cellectar Biosciences, Inc., a Delaware corporation (the “Company”), entered into a warrant exercise inducement offer letters (the “Inducement Letters”) with certain holders (each a “Holder”) of certain existing warrants (the “Existing Warrants”), which were originally issued on October 25, 2022, July 21, 2024, and July 2, 2025, pursuant to which the Holders agreed to exercise for cash their Existing Warrants to purchase 1,048,094 shares of the Company’s common stock, at an exercise price of $5.25 per share, and pay $0.125 per new warrant (the “Inducement Warrants”), in exchange for the Company’s agreement to issue the Inducement Warrants, with terms as described below. The transactions contemplated by the Inducement Letters closed on October 8, 2025, and the Company received aggregate gross proceeds of approximately $5.8 million from the exercise of the Existing Warrants by the Holders and the sale of the Inducement Warrants.

The sale of the shares of common stock underlying the Existing Warrants has either been registered pursuant to the registration statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”) on June 26, 2025, as amended (File No, 333-288333), or registered for resale pursuant to either the registration statement on Form S-1 filed with the SEC on November 23, 2022 (File No. 333-268544) or the registration statement on Form S-1 filed with the SEC on January 29, 2025 (File No. 333-284580).

The Company also agreed to file a registration statement on Form S-1 covering the resale of the Inducement Warrant Shares (as defined below) (the “Resale Registration Statement”) within 15 calendar days of the date of Closing (as defined in the Inducement Letter).

For purposes of this Current Report on Form 8-K, the term “Inducement Warrant Shares” means the shares of the Company’s common stock, par value $0.00001 per share, issuable upon exercise of the Inducement Warrants.

The above description of the Inducement Letters is qualified in its entirety by reference to the form of Inducement Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Inducement Warrant Terms

The following summary of certain terms and provisions of the Inducement Warrants is not complete and is subject to, and qualified in its entirety by, the provisions of the Inducement Warrants, the forms of which are filed as Exhibit 4.1 and 4.2 to this Current Report on Form 8-K and is incorporated herein by reference. The following description of the Inducement Warrants is qualified in its entirety by reference to each exhibit. The Company issued the Inducement Warrants in two different series: the Series I Inducement Warrants and the Series II Inducement Warrants.

The Series I Inducement Warrants are immediately exercisable at an exercise price of $6.00 per share and will expire on October 8, 2030.

The Series II Inducement Warrants are immediately exercisable at an exercise price of $6.00 per share and will expire on April 8, 2027.

The exercise price and number of shares of common stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our common stock and the exercise price.

Item 2.02	Results of Operations and Financial Condition.

On October 9, 2023, the Company announced an estimated cash and cash equivalents balance of approximately $12.6 million as of September 30, 2025.

Because the Company’s consolidated financial statements for the period ended September 30, 2025 have not yet been finalized or reviewed, the preliminary statement of the Company’s cash and cash equivalents as of September 30, 2025 in this Item 2.02 is subject to change, and the Company’s actual cash and cash equivalents as of September 30, 2025 may differ materially from this preliminary estimate. Accordingly, you should not place undue reliance on this preliminary estimate.

Item 3.02	Unregistered Sales of Equity Securities.

The Company issued the Inducement Warrants pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), available under Section 4(a)(2) of the Series Act and intends to issue the Inducement Warrant Shares pursuant to the same exemption or pursuant to the exemption provided by Section 3(a)(9) of the Securities Act. The Company issued the shares of common stock upon exercise of the Existing Warrants issued on October 25, 2022 and July 21, 2024, pursuant to the exemption from the registration requirements of the Securities Act available under Section 4(a)(2) of the Securities Act.

The description of the Inducement Warrants under Item 1.01 of this Form 8-K is incorporated by reference herein. The form of the Inducement Warrants has been filed as an exhibit to this Form 8-K and is incorporated by reference herein.

Item 3.03	Material Modifications to Rights of Security Holders.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03 in its entirety.

Item 8.01	Other Events.

The Company anticipates that its cash and cash equivalents as of September 30, 2025, together with net proceeds from the exercise of the Existing Warrants by the Holders and the sale of the Inducement Warrants of approximately $5.2 million, will be sufficient to fund the Company’s operations into the third quarter of 2026.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including statements regarding the Company’s cash and cash equivalents as of September 30, 2025, and its projected cash runway. The forward-looking statements included in this Current Report are subject to a number of risks, uncertainties and assumptions, including, without limitation known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and other filings with the Securities and Exchange Commission. These statements are based only on facts currently known by the Company and speak only as of the date of this Current Report on Form 8-K. As a result, you are cautioned not to rely on these forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
4.1	Form of Series I Common Stock Purchase Warrant
4.2	Form of Series II Common Stock Purchase Warrant
10.1	Form of Inducement Letter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLECTAR BIOSCIENCES, INC.

Date: October 10, 2025	By:	/s/ Chad J. Kolean
Chad J. Kolean
Chief Financial Officer